Exhibit 99.1

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Zumiez Inc.
Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company’s revenues and earnings and about our future plans and objectives.  Any such statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans and operations to vary materially.  These risks are discussed in the Company’s filings with the S.E.C., including, without limitation, the final prospectus filed on November 9, 2005 and as subsequently amended.

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Zumiez:  An Attractive and Unique Lifestyle Retailer

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•                  Specialty retailer of action sports apparel, footwear, equipment and accessories

•                  Cater to young men and women between the ages of 12 and 24

•                  Focus on action sports lifestyles including skateboarding, surfing, snowboarding, BMX and motocross

•                  Offer a broad and relevant selection of popular brands and styles

•                  Unique culture and integrated marketing based on a passion for the action sports lifestyle

•                  174 stores in 19 states, primarily mall-based

Delivering on IPO Goals

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Strategic Goals	Actions Since IPO

Open New Stores:	On track to open 42 stores in 2006

Drive Comp. Store Sales:

	Q2 2005	+	11.3%
	Q3 2005	+	9.8%
	November	+	18.8%
	December	+	20.9%
	Year-to-Date	+	13.7%

Expand brand awareness through geographic expansion and marketing:	Expanded presence in Southern California, New York, Texas and New Jersey
	Successful 2005 Couch Tour

Deliver to Bottom Line:	EPS growth exceeding 30%

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Highly Differentiated Retail Concept – Bringing The Independent Store
To The Mall

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Distinctive Store Experience

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•                  Bringing the independent specialty store to the mall

•                  Interactive store environment

•                  Industrial look with concrete floors and open ceilings

•                  Store design reflects an “organized chaos”

•                  Action sports imagery and relevant music

•                  Store associates identify with the action sports lifestyle and offer superior customer service

•                  Located near popular teen gathering spots

Differentiated Merchandising Strategy

•                  Extensive selection of current and relevant action sports brands

•                  Mix of softgoods and hardgoods affirms credibility with customers

•                  Identify evolving fashion trends and quickly respond with a relevant merchandise assortment

•                  Strategic use of private label merchandise

•                  Merchandise mix trends through 3Q 2005 are consistent

Fiscal 2004

Merchandise Mix

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High Impact, Integrated Marketing Approach

•                  Grassroots marketing efforts reach customers in their environment

•                  Local sporting and music event promotions

•                  Advertising in popular action sports magazines

•                  Interactive contests

•                  Events create strong identity with our brand and culture

•                  Zumiez Couch Tour

•                  Series of events including professional skateboarding demonstrations from top professionals, autograph sessions, competitions and live music

•                  12 stops in 2005, events attracted an average of 5,000 attendees, with 12 planned stops in 2006

Deep Rooted Culture That Drives Performance

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Zumiez Culture:  Developing Our Employees

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•                  Deep-rooted passion for action sports lifestyle

•                  Attract and retain high quality employees who are enthusiastic and knowledgeable about the products we sell

•                  Zumiez University:  Intense focus on employee and manager training

•                  Empower our store managers to make business decisions and reward success

•                  All of our district and regional managers began as store associates or store managers

Learning, Competition, Recognition and Fun

•                  Emphasis on training and employee development (through Zumiez University) improves retention and store level execution

•                  Sales driven incentive structure creates competitive, yet fun, environment consistent with action sports lifestyle

•                  Annual 100K Event:

•                  Training and reward for top sales associates and all managers

•                  Allow employees from all locations to interact with each other and exchange ideas to better operate stores

•                  Manager training sessions aimed at developing skills to improve productivity at all levels

Disciplined Operating Philosophy

•                  Managing growth

•                  People

•                  Logistics

•                  Technology

•                  Disciplined merchandising and purchasing strategy

•                  Analyze sales trends, gather customer feedback, shop key markets and solicit vendor input

•                  Rigorous new store selection process

•                  Centralized focus on store-level execution

•                  Stores are customized to individual market

•                  Frequent communication between store managers and corporate management

•                  Focused incentive structure to drive profitability

•                  Experienced management team with decades of relevant experience

Substantial Growth Opportunities

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Demonstrated Track Record

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•                  Consistent execution of growth strategy demonstrated through rapid growth in store count and sales

•                  26 of 27 years with positive comp store sales

Store Growth

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Comp Store Sales	8.5%	18.5%	20.2%	(1.1)%	4.3%	9.6%	13.7%

Exceptional Store Expansion Opportunities

•                  Zumiez is in the early phase of store expansion with the potential to grow to over 800 stores

In the Sweet Spot of Growth Cycle

American Eagle
         (868)

PacSun
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Aeropostale
      (659)

Hot Topic
   (661)

Abercrombie
     (466)

Zumiez
  (174)

Urban Out.
     (84)

# of Stores

As of latest 10-Q

Growth Strategy:  How We Get There

•                  Opened 35 stores in fiscal 2005, 42 planned for fiscal 2006

•                  Increase average store size over time from 2,700 square feet today

•                  Accommodate expanded merchandise mix

•                  Maintain unique in-store experience and culture

•                  Drive store-level productivity

•                  Leverage existing infrastructure and increase operating efficiencies

•                  Expand brand awareness through geographic expansion and continued marketing

Strong Financial Track Record

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Profitable Operating History

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Summary Income Statement

($ in thousands, except per share data)

	Fiscal Year Ended		Nine Months Ended
	January 31,	January 29,	October 30,	October 29,
	2004	2005	2004	2005
Net sales	$117,857	$153,583	$100,582	$130,188
Gross margin	36,537	50,431	31,417	44,035
Operating profit	7,461	12,009	5,169	9,505
Earnings before income taxes	7,176	11,767	4,956	9,776
Net income	$4,475	$7,267	$3,020	$6,087
EPS	$0.35	$0.56	$0.23	$0.45

Gross Margin	31.0%	32.8%	31.2%	33.8%
EBIT Margin	6.3%	7.8%	5.1%	7.3%
Net Income Margin	3.8%	4.7%	3.0%	4.7%

Investment Highlights

•                  Focus On The Large And Growing Action Sports Segment

•                  Highly Differentiated Retail Concept – Bringing The Independent Store To The Mall

•                  Deep Rooted Culture That Drives Performance

•                  High Impact, Integrated Marketing Approach

•                  Substantial Growth Opportunities

•                  Disciplined Operating Philosophy and Proven Management Team

•                  Strong Financial Track Record

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